United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

CLARUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34767 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CLAR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On September 30, 2022, the Company delivered a letter (the “Letter”) to Thrivent Asset Management, LLC and its affiliates (collectively, “Thrivent”) approving its request to be permitted under the Company’s Rights Agreement dated as of February 12, 2008 to increase its beneficial ownership to in excess of 4.9% of the Company’s outstanding shares of common stock. Such approval is conditioned upon, and subject to Thrivent: (i) not increasing its beneficial ownership to in excess of 9.9% of the Company’s outstanding shares of common stock; (ii) remaining continuously eligible to report its beneficial ownership of the Company’s common stock on Schedule 13G; and (iii) increasing its beneficial ownership to in excess of 4.9% of the Company’s outstanding shares of common stock, if at all, on or before the twelve month anniversary of the date of the Letter.

Furthermore, in the event that Thrivent reduces its beneficial ownership to below 4.9%, the approval granted pursuant to the Letter shall immediately terminate and Thrivent would need to obtain a new approval from the Company’s Board of Directors before seeking to again increase its beneficial ownership to in excess of 4.9% of the Company’s outstanding shares of common stock.

A copy of the Letter is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference as if fully set forth herein. The foregoing summary description of the Letter is not intended to be complete and is qualified in its entirety by the complete text of the Letter.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Letter to Thrivent Asset Management, LLC dated September 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2022

CLARUS CORPORATION

By:	/s/ Michael J. Yates
Name: Michael J. Yates
Title: Chief Financial Officer